EXHIBIT 99.1

NEWS RELEASE

AMERICAN EXPLORATION CORPORATION ANNOUNCES COMPLETION OF

MUTUAL DUE DILIGENCE AND RECEIPT OF FAIRNESS OPINIONS

IN CONNECTION WITH MERGER AGREEMENT WITH

MAINLAND RESOURCES , INC.

HOUSTON, TX – May 5th, 2010 - American Exploration Corporation (the "Company" or “American”) (OTCBB: AEXP, Frankfurt EQO) announced today that the Company and Mainland Resources Inc.(“Mainland”) have each completed, to its satisfaction, its due diligence investigation of the other party’s business and affairs within the 30-day due diligence period contemplated by the Merger Agreement and Plan of Merger dated March 22, 2010 (the “Merger Agreement”).

In addition, each party has received a fairness opinion (each, a “Fairness Opinion”) of its own independent financial advisor to the effect that, as of the date of the Merger Agreement, the merger is fair from a financial point of view to holders of such party’s stockholders (subject to the assumptions, qualifications and limitations relating to such opinion). Each Fairness Opinion sets forth the procedures followed, the assumptions made, qualifications and limitations on the review undertaken, and various other matters, and will be annexed to the joint proxy statement/ prospectus that will be included in a Registration Statement on Form S-4 that Mainland intends to file with the Securities and Exchange Commission to register the securities of Mainland to be issued in exchange for securities of American Exploration.

Each Fairness Opinion will not constitute a recommendation as to how any stockholder should vote on the merger or any matter relevant to the Merger Agreement. The Special Committee of the Board of Directors of American Exploration has adopted a resolution approving the merger on the terms and subject to the conditions of the Merger Agreement, and recommending the merger to American Exploration’s stockholders. The Company has also been informed that the Board of Directors of Mainland has adopted a resolution approving the merger on the terms and subject to the conditions of the Merger Agreement, and recommending the merger to the stockholders of the Company.

If the merger is completed, Mainland will be the surviving corporation, and will become vested with all of the American Exploration’s assets and property.

Under the terms of the Merger Agreement, American Exploration’s stockholders will receive one share of Mainland common stock for every four shares of American Exploration common stock they own. The ratio (the “Exchange Ratio”) which determines the number of shares of Mainland common stock that are to be issued on completion of the merger for all of the shares of American Exploration common stock, previously had been subject to adjustment by good faith negotiation between the parties if required, having regard to (a) the results of the due diligence investigations, and (b) the Fairness Opinions.  The Exchange Ratio remains subject to reduction by the shares of American Exploration common stock held by those stockholders, if any, who elect to exercise dissent rights under Nevada law.

NEWS RELEASE - Cont'd

The merger remains subject to various conditions, including: the approval of the respective stockholders of each of Mainland and American Exploration; the number of holders of American Exploration common stock exercising dissent rights available to them under Nevada law shall not exceed 5% of the total issued and outstanding shares of American Exploration common stock; the number of holders of Mainland common stock exercising dissent rights available to them under Nevada law shall not exceed 5% of the total issued and outstanding shares of Mainland common stock; and other customary conditions. In addition, each party’s obligation to consummate the merger remains subject to the accuracy of the representations and warranties of the other party and material compliance of the other party with its covenants.

About American Exploration Corp.

American Exploration is a company engaged in the exploration and development of oil and gas resources. The Company’s current initiatives are focused on the acquisition and development of leases in emerging gas regions with the potential for discoveries including the Haynesville shale.

Symbol: Contact:	AEXP - OTCBB, Symbol: 5MN; Frankfurt, EQO Mr. Steve Harding Tel. 403-233-8484 American Exploration Corp. Suite 700, 407 2nd St. SW Calgary, Alberta T2P 2Y3 Canada

SAFE HARBOR STATEMENT -THIS NEWS RELEASE CONTAINS “FORWARD-LOOKING STATEMENTS”, AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS “ESTIMATE,” “ANTICIPATE,” “BELIEVE,” “PLAN” OR “EXPECT” OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS.  FORWARD-LOOKING STATEMENTS INCLUDED IN THIS NEWS RELEASE CONSIST OF STATEMENTS RELATING TO THE PROPOSED MERGER.  THE COMPLETION OF THE MERGER IS SUBJECT TO VARIOUS CONDITIONS PRECEDENT, INCLUDING THE REQUIREMENT FOR STOCKHOLDER APPROVAL REFERRED TO ABOVE.  OTHER RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH PROPERTY DEVELOPMENT AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-K AND ON FORM 10-Q AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY.  SUCH RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY’S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES.  THERE CAN BE NO ASSURANCE THAT THE COMPANY’S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS.  THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS.  ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY’S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

NEWS RELEASE - Cont'd

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS.  EACH OF FINRA, THE SEC AND THE BRITISH COLUMBIA SECURITIES COMMISSION NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE.  THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed merger transaction, American and Mainland intend to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including a Registration Statement on Form S-4 (the “Registration Statement”), which will include a preliminary prospectus and related materials to register the securities of Mainland to be issued in exchange for securities of American Exploration.  The Registration Statement will incorporate a joint proxy statement/ prospectus (the “Proxy Statement/Prospectus”) that Mainland and American Exploration plan to file with the SEC and mail to their respective stockholders in connection with obtaining stockholder approval of the proposed merger. The Registration Statement and the Proxy Statement/Prospectus will contain important information about Mainland, American Exploration, the merger and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available.  Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus when they become available, and other documents filed with the SEC by Mainland and American Exploration, through the web site maintained by the SEC at www.sec.gov.  American’s security holders will also receive information at an appropriate time on how to obtain these documents free of charge either from the Company or from Mainland.  In any event, documents filed by American Exploration with the SEC may be obtained free of charge by contacting the Company at: American Exploration Corp.; Suite 700, 407 2nd St. SW, Calgary, Alberta, T2P 2Y3, Canada; Attention: Mr. Steve Harding, President; Facsimile: (403) 775-4447.

Each of American and Mainland, and their respective directors and executive officers, also may be deemed to be participants in the solicitation of proxies from their respective stockholders in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above.

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